UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2024

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on June 12, 2024, at 10:00 a.m., Eastern Time. The meeting will be completely virtual and will be conducted solely online via live webcast. There will not be a physical location for the Meeting.

You will be able to attend the Meeting virtually and to vote and submit questions prior to and during the Meeting by visiting meetnow.global/MWC6RKX and entering the 16-digit control number provided in these proxy materials.

At the Meeting, stockholders will be asked to vote on the following matters:

(1)	the election of two Class III directors to our Board of Directors, each to serve until the 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

(2)	ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(3)	such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The matters listed above are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 15, 2024 as the record date for determining those stockholders who are entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. The list of the stockholders of record as of the record date will be made available for inspection at the Meeting and will also be available for inspection during the ten days preceding the Meeting at the Company’s offices located at 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801. We are distributing proxy materials online rather than mailing printed copies, as it allows us to expedite delivery to our stockholders through a lower-cost, more environmentally responsible method. You will not receive printed copies unless you request them by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you previously received.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, PLEASE PROVIDE TO US YOUR VOTING INSTRUCTIONS IN ONE OF THE FOLLOWING WAYS AS PROMPTLY AS POSSIBLE:

By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials).

By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL A PROXY. IF YOU WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Biofrontera Inc., we thank you for your continued support.

Prof. Hermann Luebbert, Ph.D.	E. Fred Leffler, III
Chief Executive Officer & Chairman	Chief Financial Officer

April 17, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2024: THE COMPANY’S PROXY MATERIALS AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/BFRI.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

PROXY STATEMENT

For the 2024 Annual Meeting of Stockholders to be held on June 12, 2024

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be voted at the 2024 Annual Meeting to be held on June 12, 2024, at 10:00 a.m., Eastern Time, in a virtual-only format, and any adjournment or postponement thereof.

Only stockholders as of the record date of April 15, 2024 may attend the Meeting. At the close of business on the record date, we had outstanding 5,089,413 shares of our common stock, par value $0.001 per share (the “Common Stock”), representing a total of 5,089,413 votes entitled to be cast at the Meeting, and 4,806 shares of our Series B-1 Convertible Preferred Stock (the “Preferred Stock”), representing a total of 28,191 votes entitled to be cast at the Meeting. We made our proxy materials available to stockholders via the Internet or in printed form on or about May 3, 2024. Our proxy materials include the Notice of the Annual Meeting, this Proxy Statement and the proxy card. These proxy materials, other than the proxy card, which is available with the printed materials, along with the Annual Report for the year ended December 31, 2023 can be accessed at http://www.edocumentview.com/BFRI.

You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Meeting.

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors is soliciting your proxy to vote at the Meeting, including any adjournments or postponements of the Meeting.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

A:	We are pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. You will not receive a paper copy of the proxy materials by mail unless you request it. All stockholders will have the ability to access the proxy materials over the Internet.

Q:	How can I access the proxy materials over the Internet?

A:	Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to:

■	View our proxy materials for the Annual Meeting on the Internet at http://www.edocumentview.com/BFRI; and

■	Instruct us to send our future proxy materials to you by e-mail.

Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive a Notice of Internet Availability of Proxy Materials by e-mail will remain in effect until you terminate it.

Q:	What proposals are being presented for a stockholder vote at the Meeting?

A:	The following proposals are being presented for stockholder vote at the Meeting:

●	Proposal No. 1- the election of two Class III directors to our Board of Directors, each to serve until the 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal; and

●	Proposal No. 2 – the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors unanimously recommends that you vote “FOR” John J. Borer III, J.D. and Prof. Hermann Luebbert, Ph.D., the Board’s nominees for Class III directors, and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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Q:	What does it mean to vote by proxy?

A:

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this Proxy Statement, you will have designated the following individuals as your proxy holders for the Meeting: our Chief Executive Officer & Chairman, Prof. Hermann Luebbert, Ph.D., our Chief Financial Officer, Eugene Frederick (Fred) Leffler III, and our Corporate Counsel, Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the Meeting will be voted in accordance with your specific instructions. If you provide a proxy but do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the election of the nominees for Class III directors, and Proposal No. 2. With respect to any other proposal that properly comes before the Meeting, the proxy holders will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

Q:	Who can vote at the Meeting?

A:	Only stockholders of record at the close of business on the record date will be entitled to vote at the Meeting. At the close of business on the record date, there were 5,089,413 shares of Common Stock outstanding, representing a total of 5,089,413 votes entitled to be cast at the Meeting, and 4,806 shares of Preferred Stock outstanding, representing 28,191 votes entitled to be cast at the Meeting. The Common Stock and Preferred Stock are our only issued and outstanding voting securities as of the record date.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. Whether or not you plan to attend the Meeting, we urge you to submit a proxy as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares of Common Stock and Preferred Stock owned by you as of the close of business on the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank. Holders of our Common Stock and Preferred Stock will vote together on all matters presented at the Meeting.

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Q:	How many votes am I entitled to?

A:	Common Stock

Each share of Common Stock is entitled to one vote on the matters presented at the Meeting.

The Preferred Stock

Pursuant to the Certificate of Designation that created the Preferred Stock, if you hold any shares of Preferred Stock as of the close of business on the record date you are entitled to vote those shares of Preferred Stock on an as-converted basis, up to the beneficial ownership limitation elected by you. Currently all holders of Preferred Stock have elected a 9.99% beneficial ownership limitation, and consequently you will be entitled to cast an additional number of votes equal to the number of shares of Common Stock into which you could convert your Preferred Stock without exceeding 9.99% of our outstanding Common Stock (on an as-converted basis). The exact number of additional votes on the matters presented at the Meeting will vary from holder to holder and will be indicated on the enclosed proxy card.

Q:	How may I vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by mail, by internet or telephone, or by voting at the Meeting. We urge you to have your shares voted by proxy in advance of the Meeting to ensure your vote is counted.

●	By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, the proxyholder will vote your shares as you direct.

●	By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials). Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on June 11, 2024 to be counted.

●	By voting at the Meeting. You may vote your shares during the virtual-only Meeting. See the instructions in the Notice of the Annual Meeting to attend the meeting virtually and vote your shares. To vote during the virtual-only Meeting, you will need the 16-digit control number from the enclosed proxy card.

If you are a holder of Preferred Stock and you vote by any of the means listed above, all of the votes you are entitled to based on your holdings of Common Stock and Preferred Stock as of the record date will be voted in the manner you instructed.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Q:	What happens if I do not vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by returning a proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker or nominee will be able to vote your shares only on proposals that are “routine” matters under Nasdaq rules. At the Meeting, only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 2) is considered a routine matter. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number from your broker or other nominee in order to vote your shares electronically at the Annual Meeting. This ensures that your shares will be voted at the Meeting in the manner you desire.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” the election of the nominees for Class III directors, and “FOR” Proposal No. 2. If any other matter is properly presented at the Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares (including any votes represented by Preferred Stock) in accordance with the Board of Directors’ recommendations, to the extent permitted by applicable laws and regulations

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the vote at the Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801; or (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable. You may also revoke your proxy by attending the virtual-only Meeting and voting in person.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

If you are a holder of Preferred Stock and you change your vote or revoke your proxy at any time before the final vote at the Meeting, your actions will apply to all of the votes you are entitled to cast.

Q:	Who can help answer my questions?

A:	If you have any additional questions about the Meeting or how to vote, submit a proxy or revoke your proxy, or you need physical copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801, or by phone at (781) 486-1510.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Meeting requires a quorum. A quorum will be present if stockholders holding at least one-third of the outstanding shares of votes entitled to be cast at the Meeting on the record date are present at the Meeting in person or by proxy. Abstentions, votes withheld, and shares held by brokers that are voted on any matter will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum. Shares held by brokers or other nominees that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is not present at the Meeting, then any officer entitled to preside at or to act as secretary of such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called Meeting.

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Q:	What is a “broker non-vote”?

A:	Broker non-votes occur when a broker, bank or other nominee or intermediary holding shares in street name submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the non-routine matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker “non-vote” occurs.

The ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024 is the only “routine” matter on which brokers, banks or other nominees may vote uninstructed shares at the Meeting. The other proposals to be voted on at the Meeting are not considered “routine” under Nasdaq rules, so your broker, bank or other nominee cannot vote your shares on this proposal unless you provide to your broker, bank, or other nominee voting instructions for this proposal. If you do not provide voting instructions on a non-routine matter, or your broker chooses not to vote on a matter for which it has discretionary voting authority, your shares will not be voted on that matter, which is a “broker non-vote.”

Q:	What are the voting requirements for each Proposal?

A:

Proposal No. 1: The nominees for Class III directors who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: The affirmative vote of a majority of the votes cast affirmatively or negatively is required for the proposal to approve the ratification of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have no effect on the results of this vote. Because this is a routine matter, brokerage firms have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.

Q:	What should I do if I receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the Proxy Statement?

A:	You will receive a Notice of Internet Availability of Proxy Materials or proxy card for each account you have. Please vote proxies for all accounts to ensure that all of your shares are represented and voted at the Meeting.

Q:	Where can I find the voting results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K, to be filed with the Securities and Exchange Commission within four (4) business days of the Meeting.

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Q:	What happens if additional matters are presented at the Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders (our Chief Executive Officer & Chairman, Prof. Hermann Luebbert, Ph.D., our Chief Financial Officer, Fred Leffler, and our Corporate Counsel, Daniel Hakansson) will vote your shares (including any votes represented by Preferred Stock) on any additional matters properly presented for a vote at the Meeting in accordance with the Board of Directors’ recommendations, to the extent permitted by applicable laws and regulations.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our Common Stock that is issued and outstanding as of the close of business on the record date is entitled to be voted on all items being voted on at the Meeting, with each share being entitled to one vote on each matter. As of the record date, 5,089,413 shares of Common Stock were issued and outstanding.

As of the record date there are 4,806 shares of Preferred Stock issued and outstanding, with the holders of Preferred Stock entitled to cast an aggregate of 28,191 votes (not including the votes they may cast with respect to any Common Stock that they hold).

The total number of votes that are entitled to be cast by the holders of our Common Stock and Preferred Stock at the Meeting are 5,117,604.

Q:	Who will count the votes?

A:	Computershare Trust Company, N.A., serving as inspector of elections, will tabulate the votes.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and we may reimburse them for their reasonable expenses incurred in so doing.

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Q:	How can I attend the Meeting with the ability to ask a question and/or vote?

A:	The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast.

As a stockholder of record as of the record date, you will be able to attend the Annual Meeting online, ask a question and vote by visiting meetnow.global/MWC6RKX and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

If you are a beneficial holder holding your shares through an intermediary and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Annual Meeting

Submit proof of your proxy power (referred to as a “Legal Proxy”) from your broker or bank reflecting your Biofrontera Inc. holdings along with your name and email address to Computershare.

Requests for registration as set forth above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 11, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:

Computershare

COMPANY Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

(2) Registration at the Annual Meeting

Please go to meetnow.global/MWC6RKX for more information on the available options and registration instructions.

The online meeting will begin promptly at 10:00 a.m., Eastern Time on June 12, 2024. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table provides information regarding the members of our Board of Directors (ages as of the date of this Proxy Statement):

Name	Age	Position(s)	Since
Prof. Hermann Luebbert, Ph.D.	68	Chief Executive Officer and Chairman of the Board of Directors	November 2021
John J. Borer III, J.D.	66	Director	November 2021
Beth J. Hoffman, Ph.D.	67	Director	November 2021
Kevin D. Weber	66	Director	March 2022
Heikki Lanckriet, Ph.D.	46	Director	July 2023

Nominations for Election as Class III Directors

John J. Borer III, J.D. became a member of our Board of Directors in November 2021. Since 2012, he has been the Senior Managing Director and Co-Head of Investment Banking at The Benchmark Company, LLC. He was formerly the Chief Executive Officer and Head of Investment Banking at Rodman & Renshaw and has held senior positions at Security Pacific Business Credit and Barclays American Business Credit. Mr. Borer has also served on the Supervisory Board of Biofrontera AG since May 2016 until December 2021. He holds a Juris Doctor from Loyola Law School in Los Angeles, California and a B.S. in Agricultural Economics from The University of California, Davis.

Prof. Hermann Luebbert, Ph.D. is currently serving as the Company’s Chief Executive Officer and Chairman (since May 2023). He has served as the Company’s Executive Chairman since November 2021 and as Chairman of its Board of Directors since March 2015. Prof. Luebbert also served as the Chief Executive Officer of the Company from March 2015 until January 2020 and from March 2021 until November 2021. Prof. Luebbert founded Biofrontera AG in 1997, and, until December 2021, Prof. Luebbert served as the chief executive officer of Biofrontera AG, chairman of the management board of Biofrontera AG, and as a managing director of all subsidiaries of Biofrontera AG. He studied biology at the University of Cologne in his hometown of Cologne, Germany and received his doctorate there in 1984. Following 3.5 years in academic research at the University of Cologne and the California Institute of Technology, he gained experience in managing a global research organization for ten years at Sandoz, where he served as Head of Genome Research, and Novartis Pharma AG, where he served as a member of the global Neuroscience Research Management Team. He qualified as a university lecturer at the Swiss Federal Institute of Technology (ETH) Zurich and, in addition to his engagements at Biofrontera, held a professorship for animal physiology at the Ruhr-University Bochum from which he retired in February 2022.

Directors Continuing in Office

Class I Directors (Term Expires at the 2025 Annual Meeting)

Heikki Lanckriet, Ph.D. became a member of our Board of Directors in July 2023. Dr. Lanckriet currently serves as Chief Executive Officer and Chief Scientific Officer of 4basebio PLC, UK, a publicly traded company (spun out of Expedeon AG in 2021) that engages in the research, development, manufacturing and commercialization of synthetic DNA and RNA products, and targeted non-viral vector solutions. In 2020, Dr. Lanckriet led the sale of Expedeon’s proteomics and immunology business to Abcam PLC. Previously, Dr. Lanckriet was Founder and Chief Scientific Officer of Novexin, later transitioning to Chief Operating Officer. Dr. Lanckriet also held roles as Chief Executive Officer and Chief Scientific Officer at 2invest AG and Sygnis AG. Dr. Lanckriet holds a Ph.D. in Chemical Engineering from the University of Cambridge in the U.K. and a M.Eng. in Chemical Engineering from the University of Ghent in Belgium. He has authored several scientific papers that have been published in peer-reviewed medical and scientific journals and is a named inventor on a multitude of patents.

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Class II Directors (Term Expires at the 2026 Annual Meeting)

Beth J. Hoffman, Ph.D. became a member of our Board of Directors in November 2021. Dr. Hoffman is the

founder, and, since 2015, has been the President and Chief Executive Officer, of Origami Therapeutics, Inc., located in San Diego, California. Dr. Hoffman has over 20 years of experience in drug discovery and development. Dr. Hoffman has made major contributions to the launch of two first-in-class drugs and two best-in-class drugs for Cystic Fibrosis. Dr. Hoffman holds her Ph.D. in Biology from The Johns Hopkins University in Baltimore, Maryland.

Kevin D. Weber became a member of our Board of Directors in March 2022. Mr. Weber is an experienced pharmaceutical executive who brings to Biofrontera more than 30 years of executive and commercialization experience with a particular expertise in product marketing. He has worked in a range of therapeutic areas including clinical and aesthetic dermatology, pain management, inborn errors of metabolism and respiratory medicine. In 2022, he retired from his position as a Principal at Skysis, a biotech-focused brand management consulting practice. He previously served as CEO of Paraffin International. Prior to Paraffin, Mr. Weber served in senior executive and marketing roles at Depomed, Hyperion Therapeutics and Medicis Pharmaceuticals. From 2016 to 2021, Mr. Weber served as a member of the supervisory board of Biofrontera AG. Mr. Weber previously served on the Boards of Directors of the American Academy of Pain Medicine Foundation, the American Chronic Pain Association and the Arizona Bioindustry Association. He holds a B.S. in Business Administration from Western Michigan University.

Family Relationships

There are no family relationships between any director or executive officer.

Board and Stockholder Meeting Attendance

During the year ended December 31, 2023, there were 36 Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. We encourage, but do not require, our directors to attend our annual meetings of stockholders. Four of our directors attended the 2023 Annual Meeting.

Composition of our Board of Directors

Our Board of Directors currently consists of five members. Our directors hold office until their respective successors have been elected and qualified or until their earlier respective resignation, removal, disqualification or death. In addition, our certificate of incorporation and bylaws provide for a classified Board of Directors consisting of three classes of directors, each serving staggered three-year terms as follows:

●	our Class I director is Dr. Lanckriet, whose term will expire at the 2025 annual meeting of stockholders;

●	our Class II directors are Mr. Weber and Dr. Hoffman, whose terms will expire at the 2026 annual meeting of stockholders; and

●	our Class III directors are Mr. Borer and Prof. Luebbert, whose terms will expire at the 2024 annual meeting of stockholders.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.

Pursuant to Securities Purchase Agreements we entered into with certain investors in February 2024, we have agreed to appoint up to two additional directors to our Board of Directors, each of whom shall be designated by Rosalind Advisors, Inc.

Board Leadership

Our Board of Directors has the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be separated or combined. The Board of Directors makes this decision based on its evaluation of the circumstances and the Company’s specific needs from time to time. Currently, Prof. Luebbert serves as the Company’s Chairman and Chief Executive Officer. The Board of Directors has determined that combining these roles is the best leadership structure for the Company at this time because of Prof. Luebbert’s experience with the Company’s business and industry, as well as his ability to effectively identify strategic priorities of the Company and facilitate execution of the Company’s strategy. The Board of Directors may decide to separate the roles of the Chairman and Chief Executive Officer if it believes that separation is the best leadership structure for the Company in the future. The Board of Directors does not designate a lead independent director.

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Director Independence

Our Board of Directors has periodically reviewed the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board of Directors affirmatively determined that each of Mr. Borer, Dr. Hoffman and Mr. Weber is an “independent director,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of Nasdaq.

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business directly and through its standing committees. Our standing committees are the audit committee, nominating and corporate governance committee, and compensation committee. In addition, special committees may be established by the Board of Directors when necessary to address specific issues. Copies of each standing committee’s charter are available on our website at https://www.biofrontera-us.com/.

Audit Committee

We have an audit committee of the Board of Directors, which consists of Mr. Borer (Chairperson), Dr. Hoffman and Mr. Weber. All members of our audit committee are independent for audit committee purposes.

The audit committee’s duties, which are specified in our Audit Committee Charter, include:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Annual Report on Form 10-K

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

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●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

During the year ended December 31, 2023, our audit committee held twelve meetings.

Financial Experts on Audit Committee

The audit committee will have at all times at least one “independent director” who is “financially literate,” as those terms are defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that Mr. Borer qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating and Corporate Governance Committee

We have a nominating and corporate governance committee of the Board of Directors consisting of Dr. Hoffman (Chairperson), Mr. Borer and Mr. Weber, all of whom are independent. Our Nominating and Corporate Governance Committee Charter details the principal functions of the nominating and corporate governance committee, including:

●	identifying, considering and recommending candidates for membership on our Board of Directors;

●	overseeing the process of evaluating the performance of our Board of Directors; and

●	advising our Board of Directors on other corporate governance matters.

Our nominating and corporate governance committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Communications with our Board of Directors,” and should include the full name of the proposed nominee and any additional information pertinent to the recommendation, such as a description of the proposed nominee’s business experience, biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission should be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

To fulfill these responsibilities, the committee annually assesses the requirements of the Board and makes recommendations to the Board regarding its size, composition, and structure. In determining whether to nominate an incumbent director for reelection, the committee evaluates each incumbent director’s continued service in light of the current assessment of the Board’s requirements.

The nominating and corporate governance committee and the Board of Directors have not established any specific minimum qualification standards for director nominees (including diversity characteristics); rather, in evaluating the suitability of individuals for board membership, the nominating and corporate governance committee and the Board of Directors consider the way in which it believes the individual can assist the Company in pursuing its goals and advancing its strategies. During the year ended December 31, 2023, our nominating and corporate governance committee held five meetings.

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Compensation Committee

We have a compensation committee of the Board of Directors consisting of Mr. Borer (Chairperson), Mr. Weber and Dr. Hoffman, all of whom are independent. Our Compensation Committee Charter details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer (and Executive Chairman, when applicable), evaluating the performance of our President and Chief Executive Officer (and Executive Chairman, when applicable) in light of such goals and objectives, and determining and approving the remuneration (if any) of our President and Chief Executive Officer (and Executive Chairman, when applicable) based on such evaluation;

●	reviewing and approving the compensation of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and other employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee uses its business judgment and other resources it deems appropriate in executing its duties, including establishing our compensation philosophy and policies, overseeing the implementation of executive officer and non-employee director compensation programs and overseeing disclosures regarding compensation in our SEC filings. In executing its duties, the compensation committee considers many factors, including market comparisons using data derived from third party resources, competitive considerations, executive expectations and executive performance. As of the date of this Proxy Statement, the compensation committee has not delegated any of its responsibilities to other parties.

The compensation committee reviews and recommends to our Board for determination the compensation of our Chief Executive Officer. In addition, our CEO separately submits recommendations to the compensation committee regarding all other executive officers for use by the compensation committee in making recommendations to the Board concerning their base salary and incentive compensation.

The compensation committee did not engage any compensation consultants in 2023.

Our Compensation Committee Charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

During the year ended December 31, 2023, our compensation committee held four meetings.

Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property, as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our other filings with the SEC. Management is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

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The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Each committee, or the full Board of Directors, as appropriate, discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate risk oversight, particularly with respect to risk interrelationships.

Risk Considerations in our Compensation Program

We conduct assessments of our compensation policies and practices for our employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on our Company.

Policy Regarding Hedging

Our insider trading policy provides that (i) each member of the Company’s Board of Directors, (ii) officers of the Company at the level of Vice President and above, and (iii) all other employees who are informed by the Company’s compliance officer that they have been deemed by the Company as a “Section 16 Person” (collectively, “Covered Persons”) must receive prior approval from the Company’s Compliance Officer prior to engaging in any “hedging” transactions, including prepaid variable forwards, equity swaps, or collars or any other transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s securities.

Code of Ethics and Code of Conduct

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.biofrontera-us.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Communications with our Board of Directors

Stockholders who wish to communicate with our board of directors may do so by sending written communications to our Corporate Secretary addressed as follows: Biofrontera Inc., Attn: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, MA 01801, or via e-mail to annualmeeting@bfri.com. The communications will be reviewed by the Corporate Secretary. The Corporate Secretary will forward such communication to our board of directors or to any individual director to whom the communication is addressed unless the communication is, in the discretion of the Corporate Secretary, unduly frivolous, hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.

Board Diversity Matrix

The matrix below summarizes certain information regarding the diversity of our Board as of April 15, 2024. Each of the categories listed in the table below has the meaning set forth in Nasdaq rules.

Board Diversity Matrix As of April 15, 2024
Total Number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4
Part II: Demographic Background
White	1	4

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EXECUTIVE OFFICERS

Name	Age	Position(s)
Prof. Hermann Luebbert, Ph.D.	68	Chief Executive Officer and Chairman
Fred Leffler	40	Chief Financial Officer

For information as to the business history of Prof. Hermann Luebbert, Ph.D., see the section entitled “Board of Directors and Corporate Governance – Nominations for Election as Class III Directors” set forth in this Proxy Statement above.

Our current non-director executive officer biographical information is as follows:

Fred Leffler has served as Biofrontera Inc’s Chief Financial Officer since October 2022. Mr. Leffler is an experienced financial executive with 15 years of leadership, financial management, consultancy and operations experience across a range of private and public organizations, including growth-stage, private equity and Fortune 100 companies. Prior to joining the Company, Mr. Leffler served as a Senior Manager at McKinsey & Company since January 2022 as well as in different capacities, including Associate and Senior Manager from September 2015 to November 2019. Prior to rejoining McKinsey & Company, Mr. Leffler served as the Senior Director, Corporate Finance & Restructuring of FTI Consulting from August 2020 to January 2022. Prior to joining FTI Consulting, he served as Vice President, Data & Analytics of Rockcreek from November 2019 to August 2020. Earlier in his career, Mr. Leffler held various financial positions at General Electric and Sun Edison. Fred received his Bachelor of Science, Business Administration (BSBA) degree from the Ohio State University Fisher School of Business, and his Master of Business Administration (MBA) from Duke University’s Fuqua School of Business.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ending December 31, 2023, our “named executive officers” and their positions were as follows:

●	Prof. Hermann Luebbert, Ph.D., our Chief Executive Officer and Chairman (formerly our Executive Chairman);
●	Erica Monaco, our former Chief Executive Officer; and
●	Fred Leffler, our Chief Financial Officer.

In May 2023, Ms. Monaco resigned and Prof. Luebbert was appointed as Chief Executive Officer. Following his appointment to Chief Executive Officer, Prof. Luebbert continued to serve as our Chairman of the Board of Directors.

Summary Compensation Table

Executive Compensation during the years ended December 31, 2023 and 2022 was as follows:

Name and principal position	Year		Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Prof. Hermann Luebbert Ph.D., Chairman and	2023		470,500	258,846					3,879		733,225
Chief Executive Officer	2022		474,739		498,092	303,785			1,616		1,278,232
Erica Monaco, CPA, Former	2023		199,872	229,500					272,847	*	702,219
Chief Executive Officer	2022		433,823	120,798	398,474	243,100			346		1,196,541
Fred Leffler,	2023		355,000	23,212		63,100			366		441,678
Chief Financial Officer	2022	**	54,615	25,000					55		79,670

* Includes vacation payout and separation pay **For services during October 24, 2022 through December 31, 2022.

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Narrative Disclosure to Summary Compensation Table

Executive Compensation Arrangements

The following summarizes the material terms of the employment offer letters and employment agreements with each of our named executive officers. As of December 31, 2023, we had employment agreements in place with Prof. Luebbert and Mr. Leffler. In May 2023, Ms. Monaco resigned as our Chief Executive Officer and Prof. Luebbert was appointed as the Chief Executive Officer in addition to his role as Chairman of the Board of Directors.

Luebbert Employment Agreement

On October 1, 2021, we entered into an amended employment agreement with Prof. Luebbert that became effective on December 14, 2021. The agreement provides that Prof. Luebbert will continue to serve as our Executive Chairman and devote 100% of his time to his role as Executive Chairman of the Company. Subsequently, Prof Luebbert’s agreement was further amended on March 2, 2022 (effective retroactively to December 15, 2021) to establish his base salary of $468,500, with eligibility to receive a cash bonus of up to 65% of his base salary upon the attainment of performance goals set in advance by the Board of Directors. The actual amount of any bonus shall depend upon the level of achievement of set targets. No bonus will be paid if our Board of Directors determines that the target achievement of the respective year was below 70%. We also agree to allow Prof. Luebbert to participate in any benefit programs we make available to our employees.

Upon termination of employment by the Company other than termination for “cause,” Prof. Luebbert shall be entitled to a severance payment equal to one twelfth of his then-current annual base salary for each full year of employment (including Biofrontera AG, as a past affiliate of the Company); provided, however, that such payment shall not exceed two full years of Prof. Luebbert’s then-current base salary. If Prof Luebbert experiences a termination of his employment without “cause” within three months prior to or 12 months after a “change in control,” he will be entitled to certain benefits pertaining to continuing health insurance coverage and may receive an enhanced severance payment equal to the sum of his current base salary and target annual bonus for the then current fiscal year.

The terms of Prof Luebbert’s employment agreement were not altered or amended upon his appointment as Chief Executive Officer in May 2023.

Monaco Employment and Separation Agreements

On August 11, 2021, we entered into an employment agreement with Ms. Monaco. The agreement provided that Ms. Monaco would serve as our Chief Executive Officer with a base salary of $300,000 as well as a signing bonus of $75,000 paid in two installments.

On April 1, 2022, we entered into an amendment to the employment agreement with Ms. Monaco. The agreement was amended to provide for an annual base salary of $450,000 and eligibility to receive a cash bonus up to 60% of base salary upon the attainment of performance goals set in advance by the Board of Directors. The actual amount of the bonus was dependent upon the level of achievement of set targets; however, no bonus was to be paid if the level of target achievement was below 70%. Upon termination of employment by the Company other than termination for “cause”, Ms. Monaco was entitled to a severance payment equal to one twelfth of her then-current annual base salary for each full year of employment; provided, however, that such payment could not exceed two full years of Ms. Monaco’s then-current base salary.

On May 25, 2023 (the “Separation Date”), the Company and Ms. Monaco entered into a separation agreement pursuant to which it was agreed that Ms. Monaco would step down as Chief Executive Officer effective on May 26, 2023. Subject to her compliance with the separation agreement, Ms. Monaco is entitled to a severance payment of $450,000 less any amounts paid to her as part of her regular salary between May 8, 2023 and May 26, 2023. The severance is in addition to money that will be paid to Ms. Monaco for earned leave and reimbursable business expenses. The severance amount will be paid in bi-weekly installments until January 2024, at which point any remaining severance will be paid in one lump sum payment. After the Separation Date, there was no further vesting of any stock options held by Ms. Monaco and any vested options that were not exercised within 90 days of the Separation Date expired and were canceled.

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Leffler Employment Agreement

On October 3, 2022, we entered into an employment agreement with Mr. Leffler pursuant to which he agreed to serve as our Chief Financial Officer. The employment agreement entitles Mr. Leffler to, among other benefits: (1) an annual base salary of $355,000, (2) a one-time signing bonus of $25,000, (3) a bonus of up to 40% of his base salary, upon attainment of performance goals set in advance by the Chief Executive Officer and (4) receipt of 100,000 stock options, subject to same vesting schedule and other terms, conditions and restrictions imposed upon all awards under the Company’s employee stock option program. The employment agreement also permits Mr. Leffler to participate in any benefit program we make available to our employees. In the event that Mr. Leffler experiences a termination of his employment without “cause” or he resigns for “good reason” outside of periods during which provisions related to a “change in control” (as such terms are defined in the employment agreement) are in effect, provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Leffler will become entitled to a lump sum payment in an amount equal to one-twelfth of his annual base salary for each full year of employment; further provided that such payment will not be less than six months of, nor more than two full years of, his then-current base salary. Under the employment agreement, if Mr. Leffler experiences a termination of his employment without “cause” or he resigns for “good reason” within 3 months prior to or 12 months after a “change in control,” he will be entitled to certain benefits pertaining to continuing health insurance coverage and an enhanced severance payment equal to the sum of his current base salary and target annual bonus for the then current fiscal year.

Equity Awards

Our executives hold outstanding options and restricted stock unit awards that were awarded since our initial public offering in 2021. These awards are described in more detail in the “Outstanding Equity Awards at Fiscal Year End” table below and in Note 19, Equity Incentive Plans and Share-Based Payments of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Our 2021 Omnibus Incentive Plan (the “2021 Plan”) provides for the issuance of stock option awards to our eligible employees (including our named executive officers). The 2021 Plan is a stock incentive plan under which we may offer securities of the Company to our employees. The 2021 Plan is not subject to any provisions of the U.S. Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. The 2021 Plan permits us to satisfy any awards under the 2021 Plan by distributing to participants (1) authorized and unissued shares of Biofrontera common stock, (2) shares of common stock held in the Biofrontera treasury, (3) shares of Biofrontera common stock purchased on the open market, or (4) shares of Biofrontera common stock acquired through private purchase.

The details of each award discussed in this section have been adjusted to account for the Company’s reverse stock split that was effective as of July 3, 2023 (the “Reverse Stock Split”).

Prof. Luebbert’s Stock Option Award

On December 9, 2021, Prof. Luebbert was granted an option to purchase 5,669 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan, at an exercise price of $95.40 per share. Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on December 9, 2022.

On May 18, 2022, Prof. Luebbert was granted an option to purchase 9,542 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan, at an exercise price of $52.20 per share. Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on May 18, 2023.

In the event of the Prof. Luebbert’s death, disability, or termination for good reason while any portion of the option remains unvested, the option will become immediately vested and exercisable with respect to 100 percent of the option shares as of the date of such occurrence. In the event of termination for “cause,” Prof. Luebbert will forfeit immediately the vested and unvested portions of the option. In the event of termination for any other reason, the unvested portion of the option will be forfeited as of the termination date, and the vested portion will expire on the earlier of the last day of the applicable option period or the 90th day following the termination date.

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Prof Luebbert’s Award of Restricted Stock Units

On December 9, 2021, Prof. Luebbert also received a grant of 5,669 restricted stock units under the terms of the 2021 Omnibus Incentive Plan and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vested on June 9, 2022 and settled in shares.

On May 18, 2022, Prof. Luebbert also received a grant of 9,542 restricted stock units under the terms of the 2021 Omnibus Incentive Plan, and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on May 18, 2023. Accordingly, 4,771 restricted stock units vested on May 18, 2023 and settled in shares.

Ms. Monaco’s Stock Option Award

On December 9, 2021, Ms. Monaco was granted an option to purchase 2,835 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan, at an exercise price of $95.40 per share. Subject to Ms. Monaco’s continued employment through the applicable vesting date, the option vested and became exercisable in three equal annual installments, beginning on December 9, 2022.

On May 18, 2022, Ms. Monaco was granted an option to purchase 7,634 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan at an exercise price of $52.20 per share. Due to Ms. Monaco’s termination of employment in May 2023, the unvested portion of these options were forfeited as of her termination date, and the vested portion expired on the 90th day following her termination date.

Ms. Monaco’s Award of Restricted Stock Units

On December 9, 2021, Ms. Monaco also received a grant of 56,689 restricted stock units under the terms of the 2021 Omnibus Incentive Plan, subject to the applicable award agreement between Ms. Monaco and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vested on June 9, 2022 and settled in shares.

On May 18, 2022, Ms. Monaco also received a grant of 7,634 restricted stock units, under the terms of the 2021 Omnibus Incentive Plan and subject to the applicable award agreement between Ms. Monaco and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on May 18, 2023. Accordingly, 3,817 restricted stock units vested on May 18, 2023 and settled in shares.

Mr. Leffler’s Stock Option Award

Pursuant to his employment agreement, on January 10, 2023, Mr. Leffler received an option to purchase 5,000 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan at an exercise price of $19.40. Subject to Mr. Leffler’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on January 10, 2024.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth as of the end of fiscal year 2023 all outstanding equity awards held by our named executive officers as adjusted for the Reverse Stock Split:

	Option Awards				Stock Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)(5)
Prof. Hermann Luebbert, Ph.D.
Stock options (1)	3,742	1,927	95.40	12/9/2031	-	-
Stock options (2)	3,149	6,393	52.20	05/18/2032	-	-
Restricted stock units (3)	-	-	-	-	4,771	13,216
Fred Leffler (4)	-	5,000	19.40	01/10/2033	-	-

(1)	The option vests in three equal annual installments beginning on December 9, 2022.
(2)	The option vests in three equal annual installments beginning on May 18, 2023.
(3)	Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash, within 60 days of the vesting date.
(4)	The option vests in three equal annual installments beginning on January 10, 2024
(5)	Based on the price per share of our common stock as of the close of business on December 31, 2023, which was $2.77.

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Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2023.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	104,257	39.36	141,824

Incentive Compensation Clawback

Effective October 2, 2023, the Board of Directors updated our compensation recovery policy in accordance with the requirements of the Nasdaq listing standard adopted pursuant to SEC rules (the “Clawback Policy”). The Clawback Policy provides, among other things, that we will seek to recover any erroneously awarded incentive-based compensation received by covered executives of the Company (which are determined from time to time by the Compensation Committee of the Board and includes current and former executive officers) during the three completed fiscal years preceding any date on which we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws.

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Director Compensation

Director compensation for the year ended December 31, 2023, which was pro-rated for board members who served less than the entire service period during fiscal 2023, are shown on the table below:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Prof. Hermann Luebbert, Ph.D.	-	-	-
Kevin Weber	58,014	-	58,014
John J. Borer III, J.D.	68,640	-	68,640
Loretta M. Wedge, CPA, CCGMA	23,219	-	23,219
Beth J. Hoffman, Ph.D.	64,472	-	64,472
Heikki Lanckriet, Ph.D.	19,359	-	19,359

Narrative to Director Compensation Table

Our non-employee director compensation policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy each director who is not an employee is paid cash compensation as set forth below:

Annual Retainer
Board of Directors:
All non-employee members	$40,250
Additional retainer for non-executive chairperson	$30,000
Audit Committee:
Members	$8,000
Additional retainer for chair	$8,000
Compensation Committee:
Members	$6.000
Additional retainer for chair	$9,000
Nominating and Corporate Governance Committee:
Members	$5,000
Additional retainer for chair	$5,000

These fees are payable in four equal quarterly installments, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board of Directors or any committee of the Board of Directors. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our Board of Directors and committee meetings.

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PROPOSAL NO. 1-ELECTION OF CLASS III DIRECTORS

In accordance with our certificate of incorporation and bylaws, our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation, or removal.  John J. Borer III, J.D. and Prof. Hermann Luebbert, Ph.D. are the Class III directors whose terms expire at the Meeting. Mr. Borer and Prof. Luebbert have been nominated, and each has agreed to stand, for re-election to our Board to serve as a Class III director until the 2027 annual meeting of stockholders and until a successor is duly elected and qualified or until the earlier of their death, resignation, or removal.

Required Vote of Stockholders

The Class III director nominees who receive the highest number of votes “FOR” election by holders of our common stock that are entitled to vote at the Meeting on the election of directors will be elected as the Class III directors, provided that a quorum is present. Withhold votes and broker non-votes will have no effect on this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the election of the nominees listed above as Class III director nominees.

We have no reason to believe that the nominees will be unable to serve. In the event that the nominees are unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by our Board. Information relating to the nominees, including period of service as a director, principal occupation and other biographical material is provided above in the section titled “Board of Directors and Corporate Governance.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” JOHN J. BORER III, J.D. AND PROF. HERMANN LUEBBERT, PH.D. FOR CLASS III DIRECTORS.

22

PROPOSAL NO. 2-RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The audit committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between our independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of our independent registered public accounting firm, and our independent registered public accounting firm’s performance. Although ratification is not required by our certificate of incorporation or bylaws, the Audit Committee Charter requires submitting the appointment of Marcum to our stockholders for ratification. If the appointment is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm.

Representatives of Marcum will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Change in Auditor

On May 30, 2023, the Company was notified by Grant Thornton LLP of its resignation as our independent registered public accounting firm effective immediately. Grant Thornton served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021. The audit reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 30, 2023, there were (i) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused them to make reference thereto in connection with their reports on the financial statements for such years; and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that there was a material weakness in internal control over financial reporting reported by the Company related to management’s review of work performed by specialists as of December 31, 2021.

The Company provided Grant Thornton LLP with a copy of the disclosures contained in the Company’s Current Report on Form 8-K filed on June 2, 2023 (the “June 2, 2023 Form 8-K”), and requested Grant Thornton LLP furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the disclosures. A copy of Grant Thornton’s letter, dated June 2, 2023, is filed as Exhibit 16.1 to the June 2, 2023 Form 8-K.

The audit committee originally appointed Marcum to serve as our independent auditor for 2023 on June 16, 2023. Before selecting Marcum, the audit committee carefully considered that firm’s qualifications as an independent registered public accounting firm for us. This included a review of the firm’s efficiency, integrity, and competency in the fields of accounting and auditing. The audit committee determined that it is satisfied with Marcum in all of these respects.

Marcum served as independent registered public accounting firm for us with respect to the re-audit of our consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 and with respect to the audit of our consolidated financial statements for the fiscal year ended December 31, 2023.

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Audit Fees and Services

Marcum

The following table presents fees for professional audit services rendered by Marcum for the audit of our annual financial statements and other professional services provided for the year ended December 31, 2023.

Fee Category	Year Ended December 31, 2023
Audit Fees (1)	$621,810
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total Fees	$621,810

(1) Audit fees consist of fees billed for professional services rendered by Marcum for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1. Audit fees exclude $350,000 for professional services rendered in connection with a re-audit of our 2022 financial statements.

Grant Thornton LLP

Grant Thornton was our independent registered public accounting firm for the year ended December 31, 2022 and for the period between January 1, 2023 and May 30, 2023. The following table presents fees for professional audit services rendered by Grant Thornton for the audit of our annual financial statements and other professional services provided for those two fiscal years.

	Years Ended December 31,
Fee Category	2023	2022
Audit Fees (1)	$33,600	$438,194
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$33,600	$438,194

(1) Audit fees consist of fees billed for professional services rendered by Grant Thornton for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1.

Pre-approval Policies

The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to the Company, whether provided by the Company’s principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by its independent registered public accounting firm. During the approval process, our audit committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions will have no effect on the outcome of this proposal. Because brokers are expected to have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the ratification of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

24

AUDIT COMMITTEE REPORT

The audit committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.biofrontera-us.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered accounting firm.

In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Marcum, our independent registered public accounting firm;
●	Discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight and the Securities and Exchange Commission; and
●	Received written disclosures and the letter from the independent registered accounting firm regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee and the Audit Committee further discussed with Marcum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the review discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Members of the Biofrontera Inc. Audit Committee

John Borer, J.D. - Chairperson

Beth Hoffman, Ph.D.

Kevin Weber

25

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are summaries of certain provisions of transactions to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at fiscal year end and for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest, and are qualified in their entirety by reference to all of the provisions of such agreements.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Transactions Involving Related Persons

Biofrontera AG owns more than 5% of our common stock. Biofrontera AG includes its consolidated subsidiaries: Biofrontera Pharma GmbH (“Biofrontera Pharma”), Biofrontera Bioscience GmbH (“Biofrontera Bioscience”), Biofrontera Neuroscience GmbH, and Biofrontera Development GmbH (collectively the “Biofrontera Group”). Below is a summary of outstanding balances and a description of significant transactions with entities of the Biofrontera Group.

Ameluz® License and Supply Agreement (“Ameluz LSA”)

On October 8, 2021, we entered into an amendment to the Ameluz LSA under which the price we pay per unit is based upon our sales history. Under the Ameluz LSA, the Company obtained an exclusive, non-transferable license to use Biofrontera Pharma’s technology to market and sell the licensed products Ameluz® and BF-RhodoLED® and must purchase such products exclusively from Pharma. As a result of this amendment, the purchase price we pay the Ameluz Licensor for Ameluz® will be determined in the following manner:

●	fifty percent of the anticipated net price per unit until we generate $30 million in revenue from sales of the products we license from the Ameluz Licensor during a given Commercial Year (as defined in the Ameluz LSA);

●	forty percent of the anticipated net price per unit for all revenues we generate between $30 million and $50 million from sales of the products we license from the Ameluz Licensor; and

●	thirty percent of the anticipated net price per unit for all revenues we generate above $50 million from sales of the products we license from the Ameluz Licensor.

On December 12, 2023, we entered into an addendum (the “Addendum”), effective as of December 5, 2023, to the Ameluz LSA. The Addendum provides, among other things, for a schedule of payments in relation to various financial obligations among the Company, Biofrontera Pharma, Biofrontera Bioscience, and Biofrontera AG, including updated terms relating to payments by the Company to Biofrontera Pharma for purchases of Licensed Products (as that term is defined in the Ameluz LSA) under the Ameluz LSA through the end of 2024. As of December 31, 2023 any receivable amounts from related parties were offset against accounts payable, related parties in accordance with the Addendum.

On February 19, 2024, we entered into the Second Amended and Restated License and Supply Agreement (the “Second A&R Ameluz LSA”), effective as of February 13, 2024, by and among the Company, Biofrontera Pharma, and Biofrontera Bioscience. Among other things, the Second A&R Ameluz LSA has been amended to (i) change the Transfer Price (as defined in the Second A&R Ameluz LSA) to 25% through 2025 and then increasing over time pursuant to the schedule set forth in the Second A&R Ameluz LSA to a maximum of 35% starting in 2032, subject to a minimum dollar amount per unit (ii) provide for the transfer of responsibilities for Ongoing Trials (as defined in the Second A&R Ameluz LSA) on or before June 1, 2024, including the Company assuming related contracts and transferring key personnel from Biofrontera Pharma and Biofrontera Bioscience to the Company, and (iii) make the failure to achieve the applicable Annual Minimum Sales (as defined in the Second A&R Ameluz LSA) a termination event in certain circumstances, unless waived by Biofrontera Pharma and Biofrontera Bioscience.

Purchases of the licensed products from Biofrontera Pharma, inclusive of estimated and actual purchase price adjustments during the years ended December 31, 2023 and 2022 were $23.4 million and $17.9 million, respectively, and recorded in inventories in the consolidated balance sheets, and, when sold, in cost of revenues, related party in the consolidated statements of operations. Amounts due and payable to Biofrontera Pharma as of December 31, 2023 and 2022 were $8.5 million and $1.3 million, respectively, which were recorded in accounts payable, related parties in the consolidated balance sheets.

26

Service Agreements

In December 2021, we entered into an Amended and Restated Master Contract Services Agreement, or “Services Agreement”, which provides for the execution of statements of work, by and among the Company, Biofrontera AG, Biofrontera Pharma and Biofrontera Bioscience, primarily for regulatory support and pharmacovigilance. The Services Agreement enables us to continue relying on Biofrontera AG and its subsidiaries for various services it has historically provided to us for as long as we deem necessary. We currently have statements of work in place regarding pharmacovigilance, regulatory affairs, medical affairs, information technology, and investor relations services and are continuously assessing the other services historically provided to us by Biofrontera AG to determine 1) if they will be needed, and 2) whether they can or should be obtained from other third-party providers.

As of December 31, 2023, we have migrated away from Biofrontera AG to third party providers for most of our significant information technology services. Expenses related to the Services Agreement were $0.2 million and $0.7 million for the years ended December 31, 2023 and 2022, which were recorded in selling, general and administrative, related party. Amounts due to Biofrontera AG related to the Services Agreement were $0.1 million and $0.2 million as of December 31, 2023 and 2022, respectively which were recorded in accounts payable, related parties in the consolidated balance sheets.

Clinical Lamp Lease Agreement

On August 1, 2018, the Company executed a clinical lamp lease agreement with Biofrontera Bioscience to provide lamps and associated services.

Total revenue related to the clinical lamp lease agreement was approximately $0.1 million for each of the years ended December 31, 2023 and 2022 and recorded as revenues, related party. Amounts due from Biofrontera Bioscience for clinical lamp and other reimbursements were approximately $0.2 million for each of the years ended December 31, 2023 and 2022, which were offset against accounts payable, related parties in accordance with the Addendum.

Other Arrangements

The Company has recorded a receivable of $2.8 million and $6.4 million as of December 31, 2023 and December 31, 2022, respectively, due from Biofrontera AG for its 50% share of the balance of a legal settlement for which both parties are jointly and severally liable. The Company recognized $0 and $0.1 million of interest income in connection with this receivable for the years ended December 31, 2023 and 2022, respectively.

As of December 31, 2023 and December 31, 2022, our investment, related party consisted solely of 177,465 and 6,466,946, respectively, of common shares of Biofrontera AG. In accordance with a Share Purchase and Transfer Agreement dated November 3, 2022, the Company had purchased approximately 1,674,996 shares (of the total 6,466,946 shares) for $1.7 million from Maruho Co., Ltd. (“Maruho”). The total investment was valued at $0.1 million and $10.5 million, as of December 31, 2023 and 2022, respectively. In 2023, the Company transferred 5,451,016 shares of our shares in Biofrontera AG to Maruho in exchange for the extinguishment of the total acquisition costs due to Maruho.

As of December 31, 2023, any receivable amounts for related party transactions among the Company, Biofrontera Pharma, Biofrontera Bioscience and Biofrontera AG were offset against accounts payable, related parties in accordance with the Addendum.

27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 15, 2024 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total	Options Exercisable and Restricted Stock Units Vesting within 60 Days(1)
Greater than 5% stockholders other than executive officers and directors:
Biofrontera AG Hemmelrather Weg 201 D-51377 Leverkusen, Germany(2)	400,000	7.9%
Entities affiliated with Rosalind Master Fund L.P.(3)	508,895	9.9%
Lytton-Kambara Foundation(4)	508,905	9.9%
The Hewlett Fund LP(5)	508,905	9.9%
Entities and individuals affiliated with District 2 Capital Fund LP(6)	509,062	9.9%
Entities affiliated with AIGH Capital Management, LLC(7)	509,209	9.9%

Named Executive officers and directors:
Prof. Hermann Luebbert, Ph.D.	10,440	*	10,040
Fred Leffler	-		1,650
John J. Borer III, J.D.	-		1,100
Heikki Lanckriet, Ph.D.	-		-
Beth J. Hoffman, Ph.D.	-		1,100
Kevin D. Weber	-		1,100
	-
All current executive officers and directors as a group (6 persons)	10,440	*	14,990

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	On December 9, 2021, the Company granted to Prof. Luebbert options (the “2021 Options”) to purchase shares of common stock at an exercise price of $95.40 per share up to 5,669 shares. The 2021 Options vest in three equal annual installments beginning on December 9, 2022. In addition, on May 18, 2022, the Company granted options to Prof. Luebbert (the “2022 Options”) to purchase shares of common stock at an exercise price of $52.20 up to 9,542 shares. The 2022 Options vest in three equal annual installments beginning on May 18, 2023. At the same time the Company granted the 2022 Options, it also granted restricted stock units to Prof. Luebbert, in the amounts of 9,542 restricted stock units. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash within 60 days of the applicable vesting date. The 6,891 shares for Prof. Luebbert represent the options and restricted stock units under such grants that will have vested within 60 days of the date of this proxy statement. On January 10, 2023, the Company granted to Mr. Leffler options to purchase shares of common stock at an exercise price of $19.40 per share up to 5,000 shares. The options granted to Mr. Leffler vest in three equal installments beginning on January 10, 2024. The 1,650 shares for Mr. Leffler represent the options that will have vested within 60 days after the date of this proxy statement.

28

(2)	Information is based upon a Schedule 13G/A filed with the SEC on February 10, 2022 by Biofrontera AG. According to a Schedule 13D/A (“Zours Schedule 13D”) filed by Deutsche Balaton Aktiengesellschaft (“DB”), VV Beteiligungen Aktiengesellschaft (“VVB”), Delphi Unternehmensberatung Aktiengesellschaft (“DU”), Wilhelm Konrad Thomas Zours, Alexander Link and Rolf Birkert on September 19, 2022, Mr. Zours owns a majority interest in DU and is the sole member of the boards of management of VVB and DU. DU owns a majority interest in VVB. VVB owns a majority interest in DB and DB held 1,177,676 shares of common stock at the time of the Zours Schedule 13D’s filing, which represented 4.41% of the Company’s outstanding stock at that time. In the Zours Schedule 13D, Mr. Zours also includes the shares of Biofrontera Inc. held by Biofrontera AG, but disclaims beneficial ownership. If Mr. Zours was deemed to have voting and dispositive voting power over the shares held by Biofrontera AG, then Mr. Zours would be the beneficial owner of 9% of the Company’s outstanding stock.

(3)	Information is based upon a Schedule 13G filed with the SEC on March 20, 2024 by Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon, and Gilad Aharon. Includes 504,261 shares of Common Stock and 4,634 shares of Common Stock issuable upon the conversion of Preferred Stock. Each of Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these securities. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 15 Wellesley Street West, Suite 326, Toronto, Ontario, M4Y 0G7 Canada. The address of Rosalind Master Fund L.P. is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(4)	Includes 504,168 shares of Common Stock and 4,737 shares of Common Stock issuable upon the conversion of Preferred Stock. Laurence Lytton, President of Lytton-Kambara Foundation (“LKF”), has voting and investment power over the Shares held by LKF. The business address of LKF and Mr. Lytton is 467 Central Park West 17-A, New York, NY 10025.

(5)	Includes 504,168 shares of Common Stock and 4,737 shares of Common Stock issuable upon the conversion of Preferred Stock. Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(6)	Includes (a) 251,377 shares of Common Stock held by Bigger Capital Fund LP (“Bigger Capital”), (b) 251,377 shares of Common Stock held by District 2 Capital Fund, LP (“District 2 CF”) and (3) 6,308 shares of Common Stock issuable upon the conversion of Preferred Stock held by Bigger Capital and/or District 2 CF. The address of Bigger Capital is 11700 W Charleston Blvd 170-659, Las Vegas, NV 89135.

Bigger Capital Fund GP, LLC (“Bigger GP”) is a general partner of Bigger Capital and District 2 Capital LP (“District 2”) is the investment manager of District 2 CF. Michael Bigger is the managing member of Bigger GP and District and District 2 Holdings LLC (“District 2 Holdings”), which is the managing member of District 2 GP LLC (“District 2 GP”), the general partner of District 2 CF. Therefore, Mr. Bigger, District 2, District 2 Holdings and District 2 CF may be deemed to be the beneficial owner, and have the shared power to dispose of or direct the disposition, of the shares reported as beneficially owned by District 2 CF and Mr. Bigger and Bigger GP may be deemed to be the beneficial owner, and have the shared power to dispose of or direct the disposition, of the shares reported as beneficially owned by Bigger Capital and District 2 CF. The address of District 2 is 14 Wall Street, 2nd Floor, Huntington, NY 11743.

(7)	Includes (i) 378,082 shares of common stock owned by AIGH Investment Partners, L.P. (“AIGH”), (ii) 95,164 shares of common stock owned by WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“WVP-AIGH”), (iii) 28,188 shares of common stock owned by WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series (“WVP-OES”), and (iv) 7,775 shares of Common Stock issuable upon the conversion of Preferred Stock held by AIGH, WVP-AIGH and/or WVP-OES. Orin Hirschman is the managing member of AIGH Capital Management, LLC, who is an advisor with respect to the securities held by AIGH and a sub-advisor with respect to the securities held by WVP – AIGH and WVP – OES. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH Capital Management, LLC and directly held by AIGH. As such, Mr. Hirschman may be deemed to be the beneficial owner of the securities set forth in (i), (ii), (iii) and (iv) above. The address for Mr. Hirschman and each of the affiliated entities is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, during fiscal year ended December 31, 2023, our executive officers, directors and greater than 10% percent beneficial owners were in compliance with all applicable filing requirements.

29

OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Meeting any matters other than those specified in the Notice of the Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Meeting, the proxy holders specified in this Proxy Statement and in the accompanying proxy card intend to vote the shares represented by them in accordance the Board of Director’s recommendations, to the extent permitted by applicable laws and regulations.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2025 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth below. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials. In order to be considered timely for the 2025 Annual Meeting of Stockholders, such proposal must be received by our Corporate Secretary, at 120 Presidential Way, Suite 320, Woburn, MA 01801, no later than January 3, 2025. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Outside of Rule 14a-8 of the Exchange Act, the Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than February 12, 2025 and no later than March 14, 2025. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Company nominees) no later than April 13, 2025.

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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Biofrontera Inc.

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000000000.000000 ext 000000000.000000 ext
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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominees listed and FOR Proposal 2.

1. Election of Class III Directors to serve on the Board of Directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders

	For	Withhold		For	Withhold
01 - John J. Borer III, J.D.	☐	☐	02 - Prof. Hermann Luebbert, Ph.D	☐	☐

	For	Against	Abstain
2. Ratify the appointment of Marcum, LLP as auditor for the 2024 fiscal year	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

2 1 B V 5 9 1 5 3 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03W75D

The 2024 Annual Meeting of Stockholders of Biofrontera Inc, will be held on Wednesday, June 12, 2024 at 10:00 a.m., Eastern Time, virtually via the internet at www.meetnow.global/MWC6RKX.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held on June 12, 2024 at 10:00 a.m., Eastern Time. The material is available at www.edocumentview.com/BFRI

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BFRI

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Biofrontera Inc.

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Notice of 2024 Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting - June 12, 2024 at 10:00 a.m., Eastern Time

Hermann Luebbert, Fred Leffler, and Daniel Hakansson, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly brought before the meeting all shares of Biofrontera Inc. the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Biofrontera Inc. to be held virtually via the Internet on June 12, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominee listed to the Board of Directors and FOR item 2 and, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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